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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                  April 3, 2000

                             CELERITY SYSTEMS, INC.

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               (Exact Name of Registrant as Specified in Charter)


    DELAWARE                        0-23279                      52-2050585
----------------                ---------------              -------------------
(State or Other                (Commission File                 (IRS Employer
 Jurisdiction of                Number)                      Identification No.)
 Incorporation)

                            122 Perimeter Park Drive

                           KNOXVILLE, TENNESSEE 37922
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                    Registrant's Telephone Number, including
                            area code: (865) 539-5300




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                 (Former Address, if changed since last report)

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Item 5:       OTHER EVENTS

       Attached hereto as Exhibit 99 is a copy of a press release dated March 29, 2000 announcing that Celerity Systems, Inc. has initially closed a private placement of common stock and warrants.

Item 7:       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

              (c)    Exhibits

                     99.1 Press Release issued by Celerity Systems, Inc. on April 3, 2000.

                     99.2   Form of Subscription Agreement.

                     99.3   Form of Warrant.



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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2000

                                       CELERITY SYSTEMS, INC.



                                       By: /s/ KENNETH D. VAN METER
                                           ------------------------
                                           Kenneth D. Van Meter
                                           President and Chief Executive Officer



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